Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2011
Mortgage Servicing Rights [Abstract]
Mortgage Servicing Rights

(7) Mortgage Servicing Rights

Following is a summary of the changes in the carrying value of MSRs, accounted for at fair value, for the years ending December 31, 2011, 2010 and 2009:

(Dollars in thousands)	December 31, 2011	December 31, 2010	December 31, 2009
Balance at beginning of year	$8,762	$6,745	$3,990
Additions from loans sold with servicing retained	2,611	4,972	4,786
Estimate of changes in fair value due to:
Payoffs and paydowns	(2,430)	(2,468)	(2,321)
Changes in valuation inputs or assumptions	(2,243)	(487)	290

Fair value at end of year	$6,700	$8,762	$6,745

Unpaid principal balance of mortgage loans serviced for others	$958,749	$942,224	$738,372

The Company recognizes MSR assets upon the sale of residential real estate loans when it retains the obligation to service the loans and the servicing fee is more than adequate compensation. The recognition of MSR assets and subsequent change in fair value are recognized in mortgage banking revenue. MSRs are subject to changes in value from actual and expected prepayment of the underlying loans. The Company does not specifically hedge the value of its MSRs.

The Company uses a third party to assist in the valuation of its MSRs. Fair values are determined by using a discounted cash flow model that incorporates the objective characteristics of the portfolio as well as subjective valuation parameters that purchasers of servicing would apply to such portfolios sold into the secondary market. The subjective factors include loan prepayment speeds, interest rates, servicing costs and other economic factors.